                                                                     EXHIBIT 1.1

                                CAPITOL TRUST I


                8.50% CUMULATIVE TRUST PREFERRED SECURITIES


                             UNDERWRITING AGREEMENT


                               December 15,1997




ROBERT W. BAIRD & CO. INCORPORATED
STIFEL, NICOLAUS & COMPANY INCORPORATED
HOWE BARNES INVESTMENTS, INC.
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:


         SECTION 1. Introductory. Capitol Bancorp Ltd., a Michigan corporation (the "Company"), and its financing subsidiary Capitol Trust I, a Delaware business trust (the "Trust," and hereinafter together with the Company the "Offerors"), propose that the Trust issue and sell 2,200,000 of the Trust's 8.50% Cumulative Trust Preferred Securities with a liquidation amount of $10.00 per preferred security representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined) to Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company Incorporated and Howe Barnes Investments, Inc. (the "Underwriters"), who are acting severally and not jointly. The aforementioned Preferred Securities to be sold to the Underwriters are herein called "Firm Preferred Securities." In addition, the Offerors have agreed to grant to the Underwriters an option to purchase up to 330,000 additional Preferred Securities (the "Option Preferred Securities") as provided in section 5(c) hereof. The Firm Preferred Securities and, to the extent such option is exercised, the Option Preferred Securities are hereinafter collectively referred to as the "Designated Preferred Securities."



      The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among The First National Bank of Chicago, as Property Trustee, First Chicago Delaware, Inc., as Delaware Trustee, the Administrative Trustee named therein, and the Company in substantially the form previously delivered to the Underwriters. This trust agreement is referred to in this Agreement as the "Trust Agreement." The Company will purchase from the Trust its common securities ("Common Securities"). In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Subordinated Debentures (the "Debentures") pursuant to an Indenture, dated as of December 18, 1997, between the Company and The First National Bank of Chicago as Indenture Trustee
(the "Indenture") and (ii) to guarantee the Designated Preferred Securities pursuant to a Guarantee Agreement, dated as of December 18, 1997, between the Company and The First National Bank of Chicago, as Guarantee Trustee (the


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"Guarantee"), to the extent described in the Guarantee.  Pursuant to an
Agreement as to Expenses and Liabilities, dated as of December 18, 1997, between the Company and the Trust ("Expense Agreement"), the Company has guaranteed payment of all of the Trust's costs, expenses and liabilities other than obligations of the Trust to pay holders of the Designated Preferred Securities amounts due such holders pursuant to the terms of the Designated Preferred Securities. The Trust Agreement, the Indenture, Guarantee, Expense Agreement and this Agreement are collectively referred to in this Agreement as the "Operative Documents." Capitalized terms used in this Agreement without definition have the respective meanings specified in the Prospectus (as hereinafter defined).


         The Underwriters have advised the Offerors that the Underwriters propose to make a public offering of their respective portion of the Designated Preferred Securities as soon hereafter as in their judgment is advisable and that the public offering price of the Designated Preferred Securities initially will be $10.00 per security.

         The Offerors hereby confirm their agreements with the Underwriters as follows:

         SECTION 2. Representations and Warranties of the Offerors. The Offerors, jointly and severally, represent and warrant to, and agree with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

                 (a) The Company and each of the subsidiaries of the Company (both directly and indirectly owned) that are listed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, and its Quarterly Report on Form 10Q for the nine months ended September 30, 1997 ("Recent SEC Reports") incorporated by reference into the Registration
Statement (as hereinafter defined) (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and described in the Prospectus (as hereinafter defined) and the Registration Statement; each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or other), business, property, net worth, results of operations or prospects of the Company and the Subsidiaries, taken as a whole ("Material Adverse Effect"); and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Complete and correct copies of the Articles of Incorporation and Bylaws, as amended or restated ("Articles of Incorporation" and "Bylaws," respectively), of the Company and each of the Subsidiaries as in effect on the date hereof have been delivered to the Underwriters and no changes thereto will be made on or subsequent to the date hereof and prior to each Closing Date. Each of the Company and Sun Community Bancorp Limited, a second tier
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bank holding company incorporated under the laws of Arizona, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Bank Holding Company Act"). The deposit accounts of each Subsidiary that is a bank ("Bank Subsidiary") are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law, except to the extent the Prospectus discloses such deposit accounts are insured by the Savings Association
Insurance Fund administered by the FDIC and to such extent the deposit accounts are so insured up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of such insurance are pending or, to the knowledge of the Company, threatened.

                 (b) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under the Operative Documents, as applicable, and the Designated Preferred Securities and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than the applicable Operative Documents and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit, or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                 (c) The capital stock of the Company and the common securities of the Trust conform to the description thereof contained in the Prospectus and the Registration Statement and have been duly authorized and are validly issued, fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of a security holder of either Offeror. Except as described in the Prospectus, there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security of the Company, the Trust, or any Subsidiary.

                 (d) Except for the Subsidiaries and the Trust, and as otherwise set forth in the Prospectus, the Offerors have no subsidiaries and do not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Except as stated in the Company's Recent SEC Reports, the Company owns directly all of the issued and outstanding capital securities of the
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Trust and each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, and all such capital securities have been duly authorized and validly issued and is fully paid and nonassessable (except to the extent provided in 12 U.S.C. Section 55, 12 U.S.C. Section 1831o, or
Section 201 of the Michigan Banking Code of 1969, as amended). There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital securities of the Trust or any Subsidiary.

                 (e) The Company has full corporate power and authority to enter into and perform this Agreement, and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under the Operative Documents and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate or other action and will not: (i) violate any provisions of the Articles of Incorporation or Bylaws or governing documents of the Company or any Subsidiary; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be bound or affected; (iii) violate any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary; or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of the Operative Documents by the Company, the performance of its obligations under the Operative Documents or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (together, the "Exchange Act"), the Blue Sky Laws applicable to the public offering of the Designated Preferred Securities by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. (the "NASD"). This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.


                 (f) A registration statement on Form S-3 (Reg. Nos. 333-41215 and 333-41215-01) with respect to the Designated Preferred Securities, the Guarantee, and up to $26,082,474 aggregate principal amount of Debentures, including a preliminary form of prospectus, has been carefully prepared by the Offerors in conformity with the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been filed with the Securities and Exchange Commission (the "Commission"). The conditions for use of Form S-3, set forth in the


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General Instructions thereto, have been satisfied.  Such registration statement, as finally amended and revised at the time such registration statement was or is declared effective by the Commission (including the information contained in the form of final prospectus, if any, filed with the Commission pursuant to Rule 424(b) and Rule 430A under the Act and deemed to be part of the registration statement if the registration statement has been declared effective pursuant to Rule 430A(b)) and as thereafter amended by post-effective amendment, if any, is herein referred to as the "Registration Statement." The related final prospectus in the form first filed with the Commission pursuant to Rule 424(b) or, if no such filing is required, as included in the Registration Statement, or any supplement thereto, is herein referred to as the "Prospectus." The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and each such prospectus as amended from time to time until the date of the Prospectus, is referred to herein as the "Preliminary Prospectus." Reference made herein to each Preliminary Prospectus or the Prospectus, as amended or supplemented, shall include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference, under the Exchange Act. The Offerors have prepared and filed such amendments to the Registration Statement since its initial filing with the Commission, if any, as may have been required to the date hereof, and will file such additional amendments thereto as may hereafter be required. There have been delivered to the Underwriters signed copies of the Registration Statement and each amendment thereto, if any, including any document filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement, together with copies of each exhibit filed therewith or incorporated by reference therein, and such number of conformed copies for each of the Underwriters of the Registration Statement and each amendment thereto, if any (but without exhibits), and of each Preliminary Prospectus and of the Prospectus as the Underwriters have requested. The date on which the Registration Statement becomes effective is hereinafter referred to as the Effective Date. Each copy of the Registration Statement and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering Analysis and Retrieval system ("EDGAR").

                 (g) Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus, nor, to the knowledge of the Offerors, have any proceedings for that purpose been initiated or threatened, and each Preliminary Prospectus filed with the Commission as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied when so filed with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Effective Date, and at all times subsequent thereto up to each Closing Date, the Registration Statement and the Prospectus contained or will contain all statements that are required to be stated therein in accordance with the Act and conformed or will conform in all respects to the requirements of the Act, and neither the Registration Statement
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nor the Prospectus included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Offerors, nor any person that controls, are controlled by (including the Subsidiaries) or are under common control with the Offerors, has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Designated Preferred Securities other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Underwriters.

                 (h) The reports filed with the Commission by the Company under the Exchange Act at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                 (i) The documents that are incorporated by reference in each Preliminary Prospectus, the Prospectus or the Registration Statement or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied with the requirements of the Act or the Exchange Act, as applicable, and any document so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when it is filed with the Commission, comply with the requirements of the Act and the Exchange Act, as applicable, and when read together with the other information included in such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (j) BDO Seidman LLP which has expressed its opinion with respect to the consolidated financial statements and schedules filed with the Commission or incorporated by reference and included as a part of each Preliminary Prospectus, the Prospectus or the Registration Statement are independent accountants as required by the Act.

                 (k) The consolidated financial statements and the related notes thereto included or incorporated by reference in each Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the financial position, results of operations and cash flows of the Company and the Subsidiaries as of their respective dates or for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein on a basis consistent with the consolidated financial statements of the Company and Subsidiaries contained therein. The Company and Subsidiaries had an outstanding capitalization as set forth in the Registration Statement and under "Capitalization" in the Prospectus as of the date indicated therein, and there has been no material change thereto since such date except as disclosed in the
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Prospectus.  The financial and statistical information and data relating to the
Company and Subsidiaries in each Preliminary Prospectus, the Prospectus and the Registration Statement are accurately presented and prepared on a basis consistent with the audited consolidated financial statements and books and records of the Company and Subsidiaries. The consolidated financial statements and schedules and the related notes thereto included or incorporated by reference in each Preliminary Prospectus, the Prospectus or the Registration Statement are the only such financial statements and schedules required under the Act to be set forth therein.

                 (l) The Trust is not in violation of the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Trust Agreement, and neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation or By-laws; none of the Trust, the Company or any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments") except for such defaults under Agreements and Instruments that would not result in a Material Adverse Effect; and (A) the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, (B) the issuance, sale and delivery of the Preferred Securities, the Subordinated Debentures, and the Guarantee, (C) the consummation of the transactions contemplated by the Operative Documents, and (D) compliance by the Offerors with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, with respect to the matters described in sub-clauses (A), (B), (C) and (D) of this Agreement, at the Closing Time, will have been duly authorized by all necessary action on the part of the Trust, and none of the actions referred to in subclause (A) through (C) above violate, conflict with or constitute a breach of or, default or Repayment Event (as defined below), and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or equitable right upon any property or assets of the Trust, the Company, or any of the Company's Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, violations, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Subsidiaries or the Trust Agreement or the Trust Certificate or violation by the Company or any of its Subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency or instrumentality or court, domestic or foreign, including, without limitation, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Michigan Financial Institutions Bureau, the Arizona Department of Banking, and the Federal Deposit Insurance Corporation (each, a "Government Entity"). As used in this Agreement, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such
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indebtedness by the Trust, the Company or any of the Company's Subsidiaries.
Neither of the Offerors nor any Subsidiary has received notice of any violation of any applicable statute, ordinance, order, rule or regulation applicable to either of the Offerors or any Subsidiary. The Offerors and each Subsidiary have obtained and hold, and are in compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all laws, rules and regulations in connection with their businesses (hereinafter "permit" or "permits"), and all of such permits are in full force and effect; and the Offerors and each Subsidiary have fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit. Neither of the Offerors nor any Subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect.

                 (m) There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Offerors, threatened to which the Offerors or any Subsidiary are or may be a party or to which any property owned or leased by either of the Offerors or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Registration Statement or the Prospectus which are not so described, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto. Except as described in the Registration Statement or the Prospectus, neither of the Offerors nor any
Subsidiary: (i) is in violation of any statute, ordinance, rule or regulation, or any decision, order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Offerors or such Subsidiary relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"); (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws; (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws; or (iv) is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could have a Material Adverse Effect.

                 (n) There is no transaction, relationship, contract, instrument, obligation, agreement or other document required to be described in the Registration Statement or the Prospectus or to be filed or deemed to be filed as an exhibit to the Registration Statement by the Act, which has not been described or filed as required. All such contracts or agreements to which the Offerors or any Subsidiary is a party have been duly authorized, executed and delivered by the Offerors or such Subsidiary, constitute valid and binding agreements of the
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Offerors or such Subsidiary, and are enforceable by and against the Offerors or such Subsidiary, in accordance with the respective terms thereof.

                 (o) The Company or Subsidiaries have good and valid title to all property and assets reflected as owned by the Company or such Subsidiary in the Company's consolidated financial statements included or incorporated by reference in the Registration Statement (or elsewhere in the Registration Statement or the Prospectus), free and clear of all liens, claims, mortgages, security interests or other encumbrance of any kind or nature whatsoever except those, if any, reflected in such financial statements (or elsewhere in the Registration Statement or the Prospectus). All property (real and personal) held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements is held by the Company or such Subsidiary under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements.

                 (p) Neither of the Offerors nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Offerors has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which could cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of either of the Offerors to facilitate the sale or resale of the Designated Preferred Securities.

                 (q) Except as described in the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus and prior to each Closing Date:
(i) neither of the Offerors nor any Subsidiary has or will have incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Offerors, except as in the ordinary course of business;
(ii) neither of the Offerors has and will not have paid or declared any dividend or other distribution with respect to its capital securities and neither of the Offerors nor any Subsidiary are or will be delinquent in the payment of principal or interest on any outstanding debt obligation; (iii) there has not been and will not have been any change in the capital securities, any material change in the indebtedness of either of the Offerors or any Subsidiary, or any change or development involving or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; and (iv) neither of the Offerors nor any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

                 (r) Neither of the Offerors nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Offerors has, directly or indirectly: (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-
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public duties, other than payments required or permitted by the laws of the
United States or any jurisdiction thereof or applicable foreign jurisdictions.

                 (s) No relationship, direct or indirect, exists between or among the Offerors or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Offerors or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

                 (t) The Offerors or the Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses presently used in or necessary for the conduct of its business or ownership of its properties, and neither of the Offerors nor any Subsidiary has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof.

                 (u) The Offerors or the Subsidiaries have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary course of the business of the Offerors and its Subsidiaries.

                 (v) No labor dispute with the employees of the Offerors or any Subsidiary exists or is imminent, and neither of the Offerors nor any Subsidiary is a party to any collective bargaining agreement and, no union organizational attempts have occurred or are pending. There has been no change in the relationship of the Offerors or any Subsidiary with any of its principal suppliers, contractors or customers resulting in or that could result in a Material Adverse Effect.

                 (w) Neither the Company, the Trust, nor any Subsidiary is an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                 (x) All federal, state and local tax returns required to be filed by or on behalf of each of the Offerors or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate federal, state and local authorities, and all such tax returns, as filed, are accurate in all material respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Offerors or such Subsidiary have been paid or reflected as a liability on the financial statements of the Offerors or such Subsidiary for appropriate periods; all deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited; no state of facts exist or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities; there are no outstanding agreements or waivers extending the

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Page 11


statutory period of limitation applicable to any federal, state or local tax return of any period; and neither of the Offerors nor any Subsidiary has ever been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent.

                 (y) Except for the Company's [NAME EACH GROUP HEALTH, LIFE, DISABILITY OR OTHER WELFARE PLAN] and its contributory employee retirement savings 401(k) plan and defined contribution employee stock ownership plan (collectively, the "Plans"), neither of the Offerors nor any Subsidiary is a participating employer or plan sponsor with respect to any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any employee welfare benefit plan as defined in Section 3(1) of ERISA, including, without limitation, any multiemployer welfare or pension plan. The Company has no defined benefit retirement plans. With respect to the Plans, the Company is in substantial compliance with all applicable regulations, including ERISA and the Code. The Company or the administrator of each of the Plans, as the case may be, has timely filed the reports required to be filed by ERISA and the Code in connection with the maintenance of the Plans, and no facts, including, without limitation, any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with the Plans which, under applicable law, would constitute grounds for the termination of any of the Plans by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any of the Plans.

                 (z) The Offerors and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (aa) Neither of the Offerors, any Subsidiary, any officer or director or trustee of the Offerors or any Subsidiary, or any person who owns, of record or beneficially, any class of securities issued by the Offerors is: (i) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NASD Member"); or (ii) directly or indirectly, a "person associated with" an NASD member or an "affiliate" of an NASD member, as such terms are used in the NASD Rules of Fair Practice. In addition, neither of the Offerors nor any Subsidiary has issued or transferred any common stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any "related person" of any Underwriter, as such term is used in the NASD Rules of Fair Practice, except as provided in this Agreement.

                 (bb) The Company has prepared and filed with the Commission a Registration Statement for the Designated Preferred Securities pursuant to Section 12(g) of the Exchange Act.

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Page 12


Such registration statement either has been declared effective by the Commission under the Exchange Act or will be declared effective by the Commission prior to or concurrently with the commencement of the public offering of the Designated Preferred Securities. The Designated Preferred Securities have been approved for designation upon notice of issuance as a Nasdaq National Market security on The Nasdaq Stock Market ("Nasdaq") concurrently with the effectiveness of the Registration Statement.

                 (cc) Neither of the Offerors, any Subsidiary nor any affiliate of the Offerors or such Subsidiary does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
Section 517.075 of the Florida Statutes, and the Offerors agrees to comply with such Section if, prior to the completion of the distribution of the Designated Preferred Securities, either of the Offerors, any Subsidiary or any affiliate of the Offerors or such Subsidiary commences doing such business.

                 (dd) All offers and sales of the securities of the Company and each Subsidiary prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations.

                 (ee) The Company has obtained for the benefit of the Underwriters the agreement, enforceable by the Underwriters, of each of the officers and directors of the Company, that for a period of 180 days after the date of the Prospectus, such persons will not, without the prior written consent of the Underwriters, directly or indirectly, offer, sell, transfer, or pledge, contract to sell, transfer or pledge, or cause or in any way permit to be sold, transferred, pledged, or otherwise disposed of, any: (i) Designated Preferred Securities; (ii) rights to purchase Designated Preferred Securities (including, without limitation, Designated Preferred Securities that may be deemed to be beneficially owned by any such shareholder in accordance with the applicable regulations of the Commission and Designated Preferred Securities that may be issued upon the exercise of any option, warrant or other convertible security); or (iii) securities that are convertible or exchangeable into shares of Designated Preferred Securities.

                 (ff) The Designated Preferred Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust, and the issuance of Designated Preferred Securities will not be subject to preemptive or other similar rights; the holders of the Designated Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private for profit corporations organized under the General Corporation Law of the State of Delaware; and the Designated Preferred Securities will conform in all material respects to the descriptions thereof in the Prospectus. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

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                 (gg)     This Agreement has been duly authorized, executed and
delivered by the Offerors.

                 (hh) The Trust Agreement has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act") and has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Trustees, the Trust Agreement will, at the Closing Time, be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                 (ii) The Guarantee has been qualified under the 1939 Act and has been duly authorized by the Company. At the Closing Time, the Guarantee will have been duly executed and delivered by the Company, and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and will conform in all material respects to the descriptions thereof in the Prospectus.

                 (jj) The Indenture has been qualified under the 1939 Act and has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                 (kk) The Debentures have been duly authorized by the Company. At the Closing Time the Debentures will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will conform in all material respects to the description thereof in the Prospectus.

                 (ll) The Expense Agreement has been duly authorized by the Company. At the Closing Time, the Expense Agreement will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                 (mm) Each of the Administrative Trustees is an officer or employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

                 (nn) The Operative Documents conform in all material respects to the descriptions thereof in the Prospectus.

         SECTION 4. Information Furnished by the Underwriters. The information set forth in the last paragraph on the outside front cover page of the Prospectus concerning the terms of the offering by the Underwriters, the paragraph on the inside front cover page of the Prospectus

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relating to stabilization practices and passive market making, and the concession and reallowance amounts appearing under the caption "Underwriting" in the Prospectus constitute all of the information furnished to the Offerors by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, as such information is referred to in this Agreement.

         SECTION 5.       Purchase, Sale and Delivery of Securities.

                 (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust will issue to the Underwriters the Firm Preferred Securities, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust the number of Firm Preferred Securities set forth opposite the name of such Underwriter on Schedule I annexed hereto at a purchase price of $10.00 per share. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters a commission of $.375 (37.5 cents) per Firm Preferred Security (the "Firm Preferred Securities Commission").

                 (b) On the First Closing Date (as hereinafter defined), the Offerors will deliver to the Underwriters, at the offices of Robert W. Baird & Co. Incorporated ("Baird"), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, for the accounts of the several Underwriters, certificates representing the Firm Preferred Securities to be sold by them against payment in Milwaukee, Wisconsin of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Trust with respect to the Preferred Securities being sold by the Trust. As referred to in this Agreement, the "First Closing Date" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee, Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Underwriters and the Trust may agree. The certificates for the Preferred Securities to be so delivered will be in denominations and registered in the name of Cede & Co., the Nominee of the Depositary (as defined in the Prospectus) as the Underwriters request by notice to the Trust prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Underwriters.

                 (c) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to 330,000 Option Preferred Securities from the Trust at the purchase price per share to be paid for the Firm Preferred Securities, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Preferred Securities. The option granted hereunder may be exercised upon notice by the Underwriters to the Trust within thirty days after the date of the Prospectus setting forth the aggregate number of Option Preferred Securities to be purchased by

Robert W. Baird & Co. Incorporated

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Page 15


the Underwriters and sold by the Trust, the names and denominations in which the certificates for such shares are to be registered and the date and place at which such certificates will be delivered. Such date of delivery (the "Second Closing Date") shall be determined by the Underwriters, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. The number of Option Preferred Securities to be sold by the Offerors pursuant to such notice shall equal that number of full Option Preferred Securities which (as nearly as practicable in full shares as determined by the Underwriters) bears the same proportion to the number of Option Preferred Securities to be purchased by the Underwriters as the number of Firm Preferred Securities to be sold by the Offerors under this Agreement bears to the total number of Firm Preferred Securities. Certificates for the Option Preferred Securities will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Second Closing Date at a location to be designated by the Underwriters. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Option Preferred Securities shall be the same as for the Firm Preferred Securities. The Company shall pay to the Underwriters the commission $.375 (37.5 cents) for each Option Preferred Security purchased.

                 (d) Each Underwriter is authorized to accept delivery of the Preferred Securities and to make payment therefor. As referred to in this Agreement, "Closing Date" shall mean either the First Closing Date or the Second Closing Date.

         SECTION 6. Covenants of the Offerors. The Offerors, jointly and severally, covenant and agree with the several Underwriters that:

                 (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Offerors will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Underwriter's and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Offerors, at the earliest possible time, will furnish the Underwriters with a copy of the Prospectus to be filed by the Offerors with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Underwriters do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Offerors will so advise the Underwriters promptly. The Offerors will advise the Underwriters and counsel to the Underwriters promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Designated Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Underwriters and counsel to the Underwriters promptly of any request of the Commission for

Robert W. Baird & Co. Incorporated

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Page 16


amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Offerors will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)), or file any document under the Exchange Act before the termination of the public offering of the Designated Preferred Securities by the Underwriters if such document would be deemed to be incorporated by reference in the Registration Statement, if the Underwriters have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Underwriters object to such filing.

                 (b) If, at any time when a prospectus relating to the Designated Preferred Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Registration Statement to comply with the Act or the Exchange Act, the Offerors promptly will advise the Underwriters and counsel to the Underwriters and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement or file such document which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Offerors, upon request of the Underwriters, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Offerors consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Designated Preferred Securities are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

                 (c) Neither of the Offerors nor any Subsidiary will, prior to the Second Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, which is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

                 (d) Neither of the Offerors nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Designated Preferred Securities nor will the Offerors declare or pay any dividend or make any other distribution upon its Designated Preferred Securities payable to shareholders of record on a date prior to such earlier date, except as described in the Prospectus.

Robert W. Baird & Co. Incorporated
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Page 17


                 (e) The Company will make generally available to its and the Trustee's security holders and the Underwriters an earnings statement as soon as practicable, but in no event later than sixty days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                 (f) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Offerors will furnish to the Underwriters, at the expense of the Offerors, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents, including any document filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                 (g) The Offerors will apply the net proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder for the purposes set forth in the Prospectus, and will timely file Form SR, and any amendments thereto, as required by Rule 463 under the Act.

                 (h) The Offerors will cooperate with the Underwriters and counsel to the Underwriters in qualifying or registering the Designated Preferred Securities for sale under the Blue Sky Laws of such jurisdictions as the Underwriters designate, and will continue such qualifications or registrations in effect so long as reasonably requested by the Underwriters to effect the distribution of the Designated Preferred Securities. The Offerors shall not be required to qualify as foreign corporations or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Designated Preferred Securities shall have been qualified as provided above, the Offerors will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Offerors shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Offerors shall comply in all respects with the undertakings given by the Offerors in connection with the qualification or registration of the Designated Preferred Securities for offering and sale under the Blue Sky Laws.

                 (i) During the period of three years from the date of the Prospectus, the Offerors will furnish to each of the Underwriters, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its shareholders or filed with the Commission, and such other information concerning the Offerors as the Underwriters may reasonably request.

                 (j) The Offerors shall deliver the requisite notice of issuance to Nasdaq and shall take all necessary or appropriate action within its power to maintain the authorization for

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Page 18


trading of the Designated Preferred Securities as a Nasdaq National Market security, or take such action to authorize the Designated Preferred Securities for listing on the New York Stock Exchange or the American Stock Exchange, for a period of at least thirty-six months after the date of the Prospectus.

                 (k) During a period of 180 days from the date of the Prospectus, neither the Company nor the Trust will, without the prior written consent of Baird, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Designated Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Designated Preferred Securities or Debentures, respectively) or any capital stock of the Company, or any securities convertible into or exercisable or exchangeable for Designated Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Designated Preferred Securities or Debentures, respectively) or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Designated Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Designated Preferred Securities or Debentures, respectively) or any capital stock of the Company, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Designated Preferred Securities or Debentures (or any equity or debt securities substantially similar to the Designated Preferred Securities or Debentures, respectively) or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Designated Preferred Securities or Debentures to be sold pursuant to this Agreement.

                 (l) The Offerors will maintain a transfer agent and, if required by law or the rules of The Nasdaq Stock Market or any national securities exchange on which the Designated Preferred Securities are listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Designated Preferred Securities. Each Offeror shall, as soon as practicable after the date hereof, use its best efforts to obtain listing, if not already so listed, in Standard and Poor's Stock Guide, or such other recognized securities manuals for which it may qualify for listing, and each Offeror shall use its best efforts to maintain such listings for at least five years after the First Closing Date.

                 (m) If at any time when a prospectus relating to the Designated Preferred Securities is required to be delivered under the Act, any rumor, publication or event relating to of affecting either Offeror shall occur as a result of which, in the opinion of the Underwriters, the market price of the Designated Preferred Securities have been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to the Prospectus), the Offerors will, after written notice from Baird advising the Offerors of any of the matters set forth above, promptly consult with Baird concerning the advisability and substance of, and, if the Offerors and Baird determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such rumor, publication or event.

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Page 19


                 (n) If the sale to the Underwriters of the Designated Preferred Securities is not consummated for any reason other than termination of this Agreement pursuant to section 12 hereof, without limiting any other rights the Underwriters may have, the Offerors agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters), that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Designated Preferred Securities, and the provisions of sections 8 and 11 hereof shall at all times be effective and apply.

                 (o) The Offerors will comply or cause to be complied with the conditions to the obligations of the Underwriters in section 9 hereof.

                 (p) The Offerors will cooperate with the Underwriters and use reasonable commercial efforts to permit the Designated Preferred Securities to be eligible for clearance and settlement through the facilities of The Depository Trust Company ("DTC").

         SECTION 8. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay the costs, fees, and expenses incurred in connection with the public offering of the Designated Preferred Securities. Such costs, fees and expenses to be paid by the Company include, without limitation:

                 (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsections (b) and (c) of this section 8) incurred in connection with the performance of the Offerors's obligations hereunder, including without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the quotation or listing of the Designated Preferred Securities and, if applicable, the Guarantee and Debentures on Nasdaq or other national securities exchange; the fees and expenses of the Offerors's counsel, accountants, transfer agent and registrar; the fees and expenses of the Trustees; the costs and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all agreements and supplements provided for herein, this Agreement and the Preliminary and Supplemental Blue Sky Memoranda, including, without limitation, shipping expenses via overnight delivery and/or courier service to comply with applicable prospectus delivery requirements; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Offerors in connection with, the various meetings to be held between the Offerors's management and prospective investors.

                 (b) All registration fees and expenses, including legal fees and disbursements of counsel for the Underwriters incurred in connection with qualifying or registering all or any part of the Designated Preferred Securities, Debentures, and the Guarantee for offer and sale

Robert W. Baird & Co. Incorporated

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Page 20


under the Blue Sky Laws and the clearing of the public offering and the underwriting arrangements evidenced hereby with the NASD.

                 (c) Up to $25,000 of the Underwriters' disbursements and out-of-pocket expenses incurred in connection with their preparations for the offering and the offering of the Designated Preferred Securities, including, without limitation, the fees and expenses of Underwriters' legal counsel not included under subsection (b) above, travel expenses for meetings with the Offerors and meetings with the Offerors' management and prospective investors.

                 (d) All fees and expenses related to printing of the certificates for the Designated Preferred Securities, and all transfer taxes, if any, with respect to the sale and delivery of the Designated Preferred Securities.

                 (e) The costs and charges of any transfer agent or registrar and the fees and disbursement of counsel for any transfer agent or registrar.

                 (f) All expenses incident to the preparation, execution and delivery of the Trust Agreements, the Indenture and the Guarantee.

                 (g) The cost and charges of qualifying the Designated Preferred Securities with the DTC.

                 (h) All other costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, the Trust Agreement, the Indenture or the Guarantee that are not otherwise specifically provided for in this section 8.

         SECTION 9.
                    Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters under this Agreement shall be subject to, in the Underwriter's sole discretion, the accuracy of the representations and warranties on the part of the Offerors herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Offerors's officers made pursuant to the provisions hereof, to the performance by each of the Offerors of its obligations hereunder, and to the following additional conditions, unless waived in writing by the Underwriters:

                 (a) The Registration Statement shall have been declared effective by the Commission not later than 9:00 a.m., Washington, D. C. time, of the day following the date of this Agreement, or such later time as shall have been consented to by the Underwriters, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Underwriters pursuant to Rule 461 under the Act; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Offerors, shall any

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Page 21


proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Underwriters.

                 (b) Since the dates as of which information is given in the Registration Statement:

                          (i)     there shall not have occurred any change or
development involving, or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; and

                          (ii)    neither of the Offerors shall have sustained
any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree,

the effect of which on the Offerors, in any such case described in clause (i) or (ii) above, is in the opinion of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Preferred Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

                 (c) The Underwriters shall not have advised the Offerors that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the opinion of the Underwriters or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Underwriters or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                 (d) The Underwriters shall have received an opinion of Strobl & Borda, P.C., counsel for the Offerors addressed to the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                          (i)     The Company has been duly incorporated and is
validly existing as a corporation and in good standing under the laws of Michigan, and is duly registered as a bank holding company under the Bank Holding Company Act with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and the Registration Statement; each of the Offerors is duly registered and qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect;

                          (ii)    The authorized capital stock of the Company
conforms to the description thereof in the Prospectus and the Registration Statement;
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                          (iii)   The issued and outstanding shares of capital
stock of the Company immediately prior to the issuance and sale of the Designated Preferred Securities have been duly authorized and validly issued, are fully paid and nonassessable, and there are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of capital stock of the Company, and to such counsel's knowledge, no shares of capital stock of the Company have been issued in violation of such rights and there are no immediate plans or arrangements to issue any shares of capital stock of the Company except as described in the Prospectus;

                          (iv)    Except for the Subsidiaries and the Trust,
the Company has no subsidiaries, and the Company does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization except as described in the Prospectus and the Registration Statement; each Subsidiary has been duly incorporated and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and the Registration Statement; the Company's Subsidiary, Sun Community Bancorp Limited, a second tier bank holding company incorporated under the laws of Arizona, is duly registered as a bank holding company under the Bank Holding Company Act; each Subsidiary is duly registered or qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect; the issued and outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable (except with respect to Subsidiaries to the extent provided under 12 U.S.C. Section 55, 12 U.S.C. Section 1831o or Section 201 of the Michigan Banking Code) and there are no preemptive, preferential or, to such counsel's knowledge, other rights to subscribe for or purchase any shares of capital stock of any Subsidiary, and to such counsel's knowledge, no shares of capital stock of any Subsidiary have been issued in violation of such rights; except as stated in the Prospectus, the Company owns directly and, to such counsel's knowledge, beneficially all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances and security interests;

                          (v)     The certificates for the Designated Preferred
Securities to be delivered hereunder are in due and proper form and conform to the requirements of applicable law; and when duly countersigned by the Trust's transfer agent, and delivered to the Underwriters or upon the order of the Underwriters against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Designated Preferred Securities to be sold by the Trust represented thereby will be duly authorized and validly issued, fully paid and nonassessable, and free of any preemptive, preferential or other rights to subscribe for or purchase shares of Designated Preferred Securities;

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                          (vi)    The Registration Statement has become
effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are threatened under the Act or any Blue Sky Laws; the Registration Statement and the Prospectus and any amendment or supplement thereto, including any document incorporated by reference in the Registration Statement, (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; the conditions for use of Form S-3, set forth in the General Instructions thereto have been satisfied; no facts have come to the attention of such counsel which lead it to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, including any document incorporated by reference in the Registration Statement, contains any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the First Closing Date or the Second Closing Date, as the case may be, contained any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (except for the financial statements and other financial data included therein as to which such counsel need express no opinion); to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, required to be described in the Registration Statement or the Prospectus which are not so described or which question the validity of this Agreement, the Trust Agreement, the Guarantee or the Indenture or any action taken or to be taken pursuant to any such agreement, nor is there any transaction, relationship, agreement, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein, or to be filed as an exhibit to or incorporated by reference in the Registration Statement by the Act, which is not described or filed or incorporated by reference as required;

                          (vii)   The Company has full corporate power and
authority and the Trust has full trust power and authority to enter into and perform this Agreement; the performance of the Offerors's obligations hereunder and the consummation of the transactions described herein have been duly authorized by each of the Offerors by all necessary corporate or trust action and this Agreement has been duly executed and delivered by and on behalf of each of the Offerors, and is a legal, valid and binding agreement of each of the Offerors enforceable against each of the Offerors in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief; no consent, approval, authorization or other order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over either Offeror is required for the

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execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (except for compliance with the Act, the Exchange Act, applicable Blue Sky Laws and the clearance of the underwriting arrangements by the NASD);

                          (viii)  The execution, delivery and performance of
each of the Operative Documents by the Trust and the Company, as applicable, the issuance, sale, and delivery of the Defined Preferred Securities, the Debentures, and the Guarantee and the consummation by the Company and the Trust, as applicable, of the transactions contemplated by the Operative Documents will not: (A) violate any provisions of the Articles of Incorporation, Bylaws, or governing documents (including without limitation the Trust Agreement) of the Offerors or any Subsidiary; (B) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, other evidence of indebtedness or other instrument to which either Offeror or any Subsidiary is a party or by which either Offeror or any such Subsidiary, or any of their respective owned or leased property is bound, and which is filed or incorporated by reference as an exhibit to the Registration Statement; or (C) violate any statute, ordinance, order, rule, decree or regulation of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over either Offeror or any Subsidiary (assuming compliance with all applicable federal and state securities laws);

                          (ix)    To such counsel's knowledge, except as
described in the Prospectus, there are no holders of securities of either of the Offerors, or securities that are convertible or exchangeable into Designated Preferred Securities or other securities of either of the Offerors, that have rights to the registration of such securities under the Act or any Blue Sky Laws;

                          (x)     The Designated Preferred Securities have been
designated for inclusion as a National Market security on The Nasdaq Stock Market and are registered under the Exchange Act;

                          (xi)    Neither of the Offerors nor any Subsidiary
is, nor with the giving of notice or passage of time or both would be, in violation of its respective Articles of Incorporation, By-laws, or other governing documents (including without limitation the Trust Agreement) or, to such counsel's knowledge, in default in any material respect in the performance of any agreement, lease, franchise, license, permit, mortgage, deed of trust, evidence of indebtedness or other instrument, or any other document that is filed as an exhibit to or incorporated by reference in the Registration Statement, to which either of the Offerors or any Subsidiary is subject or bound;

                          (xii)   Neither of the Offerors nor any Subsidiary is
an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and,

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upon its receipt of any proceeds from the sale of the Designated Preferred
Securities, no Offeror will become or be deemed to be an "investment company" thereunder;

                          (xiii)  The description or incorporation by reference
in the Registration Statement and the Prospectus of statutes, law, regulations, legal and governmental proceedings, and contracts and other legal documents described or incorporated by reference therein fairly and correctly present, in all material respects, the information required to be included therein by the Act; and

                          (xiv)   All offers and sales by the Company  of its
capital stock and any offer and sale by the Trust of any securities before the date hereof were at all relevant times duly registered under or exempt from the registration requirements of the Act, and were duly registered under or the subject of an available exemption from the registration requirements of any applicable Blue Sky Laws.

                          (xv)    The Debentures and Guarantee of the Company
and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects.

                          (xvi)   The issuance, sale and delivery of the
Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement, the Trust Agreement and the Indenture have been duly authorized by all necessary actions of each of the Offerors.

                          (xvii)  Each of the Indenture, the Trust Agreement
and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                          (xviii) The Debentures have been duly authorized,
executed, authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                          (xix)   The Expense Agreement has been duly
authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

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                          (xx)    The statements under the captions
"Description of the Preferred Securities", "Description of the Subordinated Debentures", "Description of the Guarantee", "Relationship Among the Preferred Securities, the Subordinated Debentures and the Guarantee", "Certain Federal Income Tax Consequences" and "ERISA Considerations" in the Prospectus, insofar as such statements constitute a summary of legal and regulatory matters, documents or proceedings referred to therein are accurate in all material respects and fairly present the information called for with respect to such legal matters, documents and proceedings, other than financial and statistical data as to which said counsel expresses no opinion or belief;

                          (xxi)   The Trust will be classified for United
States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

In rendering such opinion, counsel for the Offerors may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials, and copies of all such certificates shall be furnished to the Underwriters and for the Underwriters on or before each Closing Date.

                 (e) Richards, Layton & Finger, special Delaware counsel to the Offerors, shall have furnished to the Underwriters their signed opinion, dated as of any Closing Date, in form and substance satisfactory to such counsel, to the effect that:

                          (i)     The Trust has been duly created and is
validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

                          (ii)    The Trust Agreement is a legal, valid and
binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

                          (iii)   Under the Trust Agreement and the Delaware
Business Trust Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

                          (iv)    The Designated Preferred Securities have been
duly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement.

                          (v)     Holders of Designated Preferred Securities,
as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of

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private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

                          (vi)    Under the Delaware Business Trust Act and the
Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights.

                          (vii)   The issuance and sale by the Trust of the
Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (a) the Trust Agreement, or (b) any applicable Delaware law, rule or, regulation.

                 (f) The Underwriters shall have received an opinion of Varnum, Riddering, Schmidt & Howlett LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the issuance and sale of the Designated Preferred Securities by the Offerors, the Registration Statement and other related matters as the Underwriters may require, and the Offerors shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

                 (g) The Underwriters shall have received on each Closing Date, a certificate of Joseph D. Reid, Chairman, President and Chief Executive Officer, and Lee W. Hendrickson, Vice President and Chief Financial Officer, of the Company, and a certificate of Joseph D. Reid and Robert C. Carr as Administrative Trustees of the Trust to the effect that:

                          (i)     The representations and warranties of the
Offerors set forth in section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and each of the Offerors has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

                          (ii)    The Commission has not issued an order
preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction;

                          (iii)   Each of the respective signatories has
carefully examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, and such documents contain all statements required to be stated therein, and do not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was

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required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in the Registration Statement that has not been so filed; and

                          (iv)    Since the date on which the Registration
Statement was initially filed with the Commission, there shall not have occurred any change or development involving, or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Underwriters expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Underwriters after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, neither of the Offerors has incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Offerors; since such date and except as so disclosed, there has not been any change in the outstanding capital securities of either of the Offerors, or any change that is material to the Offerors in the short-term debt or long-term debt of the Offerors; since such date and except as so disclosed, no Offeror has acquired any of the capital securities of either of the Offerors nor has either of the Offerors declared or paid any dividend, or made any other distribution, upon its outstanding capital securities payable to holders of record on a date prior to such Closing Date; since such date and except as so disclosed, neither Offeror has incurred any material contingent obligations, and no material litigation is pending or threatened against either of the Offerors; and, since such date and except as so disclosed, neither Offeror has sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

         The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Offerors as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

                 (h) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Underwriters a letter addressed to the Underwriters from BDO Seidman LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Underwriters and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (h) which makes it impracticable or inadvisable in the judgment of the Underwriters to proceed with the public offering or purchase of the Designated Preferred Securities as contemplated hereby.

                 (i) The Designated Preferred Securities shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the

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Underwriters, the underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Designated Preferred Securities shall have been designated for inclusion as a Nasdaq National Market security on the Nasdaq Stock Market and shall have been registered under the Exchange Act.

                 (j) Such further certificates and documents as the Underwriters may reasonably request (including certificates of officers of the Company or of Trustees of the Trust).

                 (k) On or before the First Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

         All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Underwriters and to Varnum, Riddering, Schmidt & Howlett LLP, counsel for the Underwriters. The Offerors shall furnish the Underwriters with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

         If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Underwriters will terminate upon notification to the Offerors without liability on the part of any Underwriter, the Offerors except for the provisions of section 7(n) hereof, the expenses to be paid by the Offerors pursuant to section 8 hereof and except to the extent provided in section  11 hereof.

         SECTION 10. Maintain Effectiveness of Registration Statement. The Offerors will use their best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

         SECTION 11.  Indemnification.

                 (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each of its directors, officers and agents and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any losses, claims, damages, expenses, liabilities or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representation, warranty or covenant made by either of the Offerors in this Agreement, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by either of the Offerors for that purpose

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or based upon written information furnished by either of the Offerors and filed in any state or other jurisdiction to qualify any or all of the Designated Preferred Securities under the securities laws thereof (any such document, application or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Offerors jointly and severally agree to reimburse each Underwriter and each such controlling person for any legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Offerors will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Offerors pursuant to section 4 of this Agreement. The indemnification obligations of the Offerors, as provided above, are in addition to and in no way limit any liabilities the Offerors may otherwise have.

                 (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Offerors, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Offerors within the meaning of the Act or the Exchange Act against any Claim to which the Offerors, or any such director, officer, or controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Baird), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Underwriters to the Offerors pursuant to section 4 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses incurred by the Offerors, or any such director, officer, or controlling person in connection with investigating or defending any such Claim, and from any and all Claims solely resulting from failure of an Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Designated Preferred Securities from such Underwriter and a copy of the Prospectus (as then amended if the Offerors shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Designated Preferred Securities to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any
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liabilities any such Underwriter may otherwise have.  Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Offerors, or any officer, director, or controlling person in an aggregate amount in excess of the total price at which the Designated Preferred Securities purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                 (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

                 (d) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

                          (i)     the indemnified party shall have employed
separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (c) of this section;

                          (ii)    the indemnifying party shall not have
employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

                          (iii)   the indemnifying party has authorized the
employment of counsel at the expense of the indemnifying party.

Robert W. Baird & Co. Incorporated

December 15, 1997

                 (e) If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

                          (i)     in such proportion as is appropriate to
reflect the relative benefits received by the Offerors and the Underwriters from the offering of the Designated Preferred Securities; or

                          (ii)    if the allocation provided by clause (i)
above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Offerors and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

         The relative benefits received by each of the Offerors and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting compensations per Designated Preferred Securities appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Offerors (including its officers and directors and controlling persons), are responsible for the remaining portion. The relative fault of the Offerors and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                 (f) The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (e) of this section 11. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Designated Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute

Robert W. Baird & Co. Incorporated

December 15, 1997
pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

                 (g) The Company agrees to indemnify the Trust against any and all claims, losses, damages, or liabilities that may become due from the Trust under this section 11.

         SECTION 12. Default of Underwriters. It shall be a condition to the obligations of each Underwriter to purchase the Designated Preferred Securities in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Designated Preferred Securities agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of all such Designated Preferred Securities in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Designated Preferred Securities hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Designated Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Designated Preferred Securities which the Underwriters are obligated to purchase on such Closing Date, the Underwriters may make arrangements for the purchase of such Designated Preferred Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Preferred Securities which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Designated Preferred Securities with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Designated Preferred Securities which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Underwriters for the purchase of such Designated Preferred Securities by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, except for the expenses to be paid by the Offerors pursuant to section 8 hereof and except to the extent provided in section 11 hereof.

         In the event that Designated Preferred Securities to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Underwriters shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         SECTION 13. Effective Date. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include

Robert W. Baird & Co. Incorporated

December 15, 1997
an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

         SECTION 14. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Underwriters prior to or on the First Closing Date and the over-allotment option from the Offerors referred to in section 5 hereof, if exercised, may be canceled by the Underwriters at any time prior to or on the Second Closing Date, if in the judgment of the Underwriters, payment for and delivery of the Designated Preferred Securities is rendered impracticable or inadvisable because:

                 (a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such exchange or on The Nasdaq Stock Market or a general banking moratorium shall have been established by either federal or state authorities in New York, Michigan, Arizona, or Wisconsin;

                 (b) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

                 (c) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the judgment of the Underwriters, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Designated Preferred Securities as provided in this Agreement.

         Any termination pursuant to this section shall be without liability on the part of any Underwriter to the Offerors, or on the part of the Offerors to any Underwriter, except for expenses to be paid by the Offerors pursuant to section 8 hereof or reimbursed by the Offerors pursuant to section 6(n) hereof and except as to indemnification to the extent provided in section 11 hereof.

         SECTION 15. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties, covenants and other statements of the each of the Offerors, of its officers, directors, or trustees and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or Offeror or any of its or their partners, officers, directors, trustees or any controlling person, as the case may be, and will survive delivery of and payment for the Designated Preferred Securities sold hereunder.

Robert W. Baird & Co. Incorporated

December 15, 1997

         SECTION 16. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Robert W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202,
Attention: Steven P. Kent; with a copy to Donald L. Johnson, Esq., Varnum, Riddering, Schmidt & Howlett LLP, 17th Floor, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504; and if sent to either Offeror, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to either Offeror at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan 48933, Attention: Lee W. Hendrickson, with a copy to John Sharp, Strobl & Borda, P.C., 300 E. Longlake Road, Suite 200, Bloomfield Hills, Michigan 48304

         SECTION 17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in section 11 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Designated Preferred Securities as such from any of the Underwriters merely by reason of such purchase.

         SECTION 18. Partial Unenforceability. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

         SECTION 19. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Offerors and the several Underwriters, all in accordance with its terms.

                                        Very truly yours,

                                        Capitol Bancorp Ltd.



                                        By: /s/ JOSEPH D. REID
                                           ------------------------------------
                                                Joseph D. Reid

                                                Its    Chairman, President and
                                                       Chief Executive Officer
                                                   ----------------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

Robert W. Baird & Co. Incorporated

December 15, 1997

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                        Capitol Trust I



                                        By:    /s/ ROBERT C. CARR
                                           ------------------------------------
                                                  Robert C. Carr

                                           Its   Administrative Trustee
                                              ---------------------------------




The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ROBERT W. BAIRD & CO. INCORPORATED



By:   /s/ STEVEN P. KENT
   ----------------------------------
         Authorized Representative


STIFEL, NICOLAUS & COMPANY INCORPORATED


By:   /s/ RICK E. MAPLES
   ----------------------------------
         Authorized Representative


HOWE BARNES INVESTMENTS, INC.


By:   /s/ DANIEL E. COUGHLIN
   ----------------------------------
         Authorized Representative

                                CAPITOL TRUST I

                              CAPITOL BANCORP LTD.

                                   Schedule I


                                                                          Number of
                                                                       Firm Preferred
Underwriter                                                              Securities
-----------                                                            --------------
Robert W. Baird & Co. Incorporated. . . . . . . . . . . . . . . . . .    1,210,000

Stifel, Nicolous & Company Incorporated . . . . . . . . . . . . . . .      660,000

Howe Barnes Investments, Inc. . . . . . . . . . . . . . . . . . . . .      330,000
                                                                         ---------

                 Total                                                   2,200,000
                                                                         =========